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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                 April 25, 2007

                                  ABAXIS, Inc.
             (Exact name of registrant as specified in its charter)


          California                    000-19720               77-0213001
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
        incorporation)                                       Identification No.)


                     3240 Whipple Road, Union City, CA 94587
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (510) 675-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN
OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      Fiscal 2008 Base Salary and Target Bonus

      On April 25, 2007, the Board of Directors (the "Board") of Abaxis, Inc. (the "Company"), after considering a peer company analysis of total compensation for executive officers prepared in early 2006 by an independent compensation expert and the recommendation of the Compensation Committee of the Board, approved the following fiscal 2008 base salaries for the following named executive officers effective May 1, 2007: (i) Clinton H. Severson, Chairman of the Board, President and Chief Executive Officer, $338,000; (ii) Alberto R. Santa Ines, Chief Financial Officer and Vice President of Finance, $185,000;
(iii) Robert B. Milder, Chief Operations Officer, $208,000; (iv) Vladimir E. Ostoich, Ph.D., Vice President of Government Affairs and Vice President of Marketing for the Pacific Rim, $203,000; and (v) Kenneth P. Aron, Ph.D., Vice President of Research and Development, $193,000.

      On the same date, the Board approved the fiscal 2008 target bonus levels for executive officers. The Company's named executive officers will be eligible for a fiscal 2008 bonus with a participation rate as follows: (i) Clinton H. Severson, 142% of base salary; (ii) Alberto R. Santa Ines, 149% of base salary;
(iii) Robert B. Milder, 151% of base salary; (iv) Vladimir E. Ostoich, Ph.D., 135% of base salary; and (v) Kenneth P. Aron, Ph.D., 142% of base salary (each, a "Target Bonus").

      A bonus will be earned only if the Company achieves 90% or more of one or more of its pre-established quarterly net sales and/or pre-tax income goals during fiscal 2008. Payment of the Target Bonus, as identified above, is equally weighted at 50% for achievement of the Company's quarterly net sales performance goal and 50% for achievement of the Company's quarterly pre-tax income performance goal. If the Company was to achieve 90% or more, but less than 100%, of only one performance goal, the payout would be limited to 25% of the Target Bonus. The Target Bonus will be earned by named executive officers if at least 100% of both net sales and pre-tax income performance goals are achieved. The maximum bonus payout is capped at 200% of the Target Bonus, provided the Company achieves greater than 133% of at least one of its two performance goals. If earned, a bonus payment will be paid quarterly at a rate of 15% for first quarter, 25% the second and third quarters, and 35% for the fourth quarter.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 1, 2007

                                           ABAXIS, INC.

                                           By:      /s/ Alberto Santa Ines
                                               ---------------------------------
                                                    Alberto Santa Ines
                                                    Vice President, Finance and
                                                    Chief Financial Officer

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